Exhibit 99.1

AMENDMENT NO. 1 TO EXCHANGE AGREEMENT
This Amendment No. 1 (this “Amendment”), dated as of November 27, 2019, to the Exchange Agreement (the “Agreement”), dated as of November 5, 2019, is by and among (x) Mallinckrodt International Finance S.A., a société anonyme existing under the laws of Luxembourg (“MIFSA”), Mallinckrodt CB LLC, a Delaware limited liability company (“U.S. Co-Issuer” and, together with MIFSA, the “Issuers”), and, for purposes of Section 4(d) and Section 7 only, Mallinckrodt plc, a public limited company incorporated in Ireland and the ultimate parent entity of the Issuers (“Mallinckrodt Parent”) and (y) each undersigned holder (each, a “Noteholder Party”, and collectively, the “Noteholder Parties”) of certain 4.875% Senior Notes due 2020 (the “Existing 4.875% 2020 Notes”), 4.750% Senior Notes due 2023 (the “Existing 4.750% 2023 Notes”), 5.625% Senior Notes due 2023 (the “Existing 5.625% 2023 Notes”) and 5.500% Senior Notes due 2025 (the “Existing 5.500% 2025 Notes” and, together with the 5.750% Senior Notes due 2022, Existing 4.750% 2023 Notes and Existing 5.625% 2023 Notes, the “Existing Non-2020 Notes” and, together with the Existing 4.875% 2020 Notes, the “Existing Notes”), in each case issued by MIFSA and, other than the Existing 4.750% 2023 Notes, U.S. Co-Issuer, under those certain indentures governing the Existing Notes (collectively, the “Indentures”). The Issuers and the Noteholder Parties are referred to herein collectively as the “Parties.” Unless otherwise indicated, capitalized terms not defined herein shall have the meanings ascribed to such terms in the Exchange Agreement.
RECITALS
WHEREAS, the Parties desire to amend the Exchange Agreement to (a) reduce the aggregate principal amount of Existing 4.750% 2023 Notes that are Subject Notes by $50,579,000 and (b) require the Noteholder Parties to tender, or cause to be tendered by the Noteholder Parties or other persons or entities, into the Exchange Offers $10,000,000 in aggregate principal amount of Existing 4.875% 2020 Notes and $51,250,000 in aggregate principal amount of Existing 5.500% 2025 Notes, in each case that are not Subject Notes (such Existing Notes described in this clause (b), the “Incremental 2020 and 2025 Notes”), it being understood that the Incremental 2020 and 2025 Notes will be entitled only to the Exchange Offer Consideration and will not be entitled to the Early Participation Premium.
AGREEMENT
NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties hereby agrees as follows:
Section 1.Reduction in Existing 4.750% 2023 Notes that are Subject Notes. Subject to compliance by the Noteholder Parties with Section 2, the term “Subject Notes” shall mean the Notes set forth on Schedule I hereto.

Section 2.Tender of Incremental 2020 and 2025 Notes. Notwithstanding the restrictions in the Agreement on tendering into the Exchange Offers, the Noteholder Parties shall validly tender, or cause to be validly tendered by the Noteholder Parties or other persons or entities, the Incremental 2020 and 2025 Notes into the Exchange Offers by no later than November 29, 2019. The Noteholder Parties shall notify the Issuers in writing promptly following their compliance with the preceding sentence, which notice shall include the beneficial owner(s) and DTC participant number and “VOI” of the Existing Notes so tendered. Following such tender, the Noteholder Parties shall not withdraw, and shall cause not to be withdrawn, the Incremental 2020 and 2025 Notes from the Exchange Offers. For clarity, the Incremental 2020 and 2025 Notes shall be exchanged pursuant to the Exchange Offers for the applicable Exchange Offer Consideration (not including the Early Participation Premium).

Section 3.Representations and Warranties of the Noteholder Parties. Each Noteholder Party hereby represents and warrants, severally and not jointly, to Mallinckrodt Parent and the Issuers that the following statements are true and correct as of the date hereof:

(a)Such Noteholder Party has all necessary corporate or similar power and authority to execute and deliver this Amendment and to perform its obligations hereunder. The execution and delivery of this Amendment by such Noteholder Party and the performance of its obligations hereunder have been duly authorized by all necessary corporate or similar action on the part of such Noteholder Party.

(b)This Amendment has been duly and validly executed and delivered by such Noteholder Party. This Amendment constitutes the valid and binding obligation of such Noteholder Party, enforceable against such Noteholder Party in accordance with its terms, except as may be limited by (i) the effects of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors generally or (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)The execution, delivery and performance of this Amendment by such Noteholder Party, and such Noteholder Party’s compliance with the provisions hereof, will not (with or without notice or lapse of time, or both): (i) violate any provision of such Noteholder Party’s organizational or governing documents; (ii) violate any law or order applicable to such Noteholder Party; or (iii) require any consent or approval under, violate, result in any breach of, or constitute a default under, or result in termination or give to others any right of termination, amendment, acceleration or cancellation of any contract, agreement, arrangement or understanding that is binding on such Noteholder Party, except, in the case of clause (ii) and (iii) above, where not material to such Noteholder Party or its ability to perform its obligations under this Amendment or the transactions contemplated hereby.

(d)The principal amount of Existing Notes beneficially owned by such Noteholder Party (or for which such Noteholder Party acts as discretionary investment manager, advisor or sub-advisor with authority to bind a beneficial owner of the Subject Notes), including Existing Notes held through a custodial account beneficially owned by such Noteholder Party, as of the date hereof is set forth, together with its Depository Trust Corporation participant information with respect to such Subject Notes, on Schedule I hereto. Such Noteholder Party beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) (or is acting in its capacity as discretionary investment manager, advisor or sub-advisor with authority to bind the beneficial owner of) the Subject Notes, or beneficially owns the custodial account through which such Subject Notes are held, free and clear of any liens, charges, claims, encumbrances, participations, security interests and similar restrictions and any other restrictions that could adversely affect the ability of such Noteholder Party to perform its obligations hereunder.

Section 4.Representations and Warranties of the Issuers. Each Issuer (and, solely with respect to Section 4(d), Mallinckrodt Parent) hereby represents and warrants, severally and not jointly, to the Noteholder Parties that the following statements are true and correct as of the date hereof:

(a)Such Issuer has all necessary corporate or similar power and authority to execute and deliver this Amendment and to perform its obligations hereunder. The execution and delivery of this Amendment by such Issuer and the performance of its obligations hereunder have been duly authorized by all necessary corporate or similar action on the part of such Issuer. No other votes, written consents, actions or proceedings by or on behalf of such Issuer are necessary to authorize this Amendment or the performance of its obligations hereunder.

(b)This Amendment has been duly and validly executed and delivered by such Issuer. This Amendment constitutes the valid and binding obligation of such Issuer, enforceable against such Issuer in accordance with its terms, except as may be limited by (i) the effects of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors generally or (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)The execution, delivery or performance of this Amendment by such Issuer and such Issuer’s compliance with the provisions hereof will not (with or without notice or lapse of time, or both): (i) violate any provision of the organizational or governing documents of such Issuer; (ii) violate any law or order applicable to any member of the Mallinckrodt Group; or (iii) require any consent or approval under, violate, conflict with, result in any breach of, or constitute a default under, or result in termination or give to others any right of termination, amendment, acceleration or cancellation of any contract, agreement, arrangement or understanding that is binding on any member of the Mallinckrodt Group or on any of their respective properties or assets (including, without limitation, any indentures, credit facilities or agreements under which any member of the Mallinckrodt Group has issued debt securities or has outstanding indebtedness), except, in the case of clause (ii) and (iii) above, where not reasonably likely to have a material adverse effect on the ability of the Issuers to perform their respective obligations under this Amendment or the transactions contemplated hereby.

(d)The execution, delivery and performance by such Issuer and Mallinckrodt Parent of this Amendment and the consummation of the transactions contemplated hereby do not and will not require any registration or filing with, the consent or approval of, notice to, or any other action with respect to (with or without due notice, lapse of time, or both), any governmental authority, other than (i) Current Reports on Form 8-K filed or furnished by Mallinckrodt plc with respect to this Amendment, the Exchange, the Additional Exchanges (if any), the Exchange Offers and the Consent Solicitations, (ii) such as have been made or obtained and are in full force and effect, (iii) filings of Uniform Commercial Code financing statements and other registrations or filings in connection with the perfection of security interests granted pursuant to the Collateral Documents, (iv) filings with the United States Patent and Trademark Office and the United States Copyright Office and comparable offices in foreign jurisdiction and equivalent filings in foreign jurisdictions and (v) such registrations, filings, consents, approvals, notices or other actions that, if not obtained or made, would not reasonably be likely to have a material adverse effect on the ability of the Issuers to perform their respective obligations under this Amendment or the transactions contemplated hereby.

Section 5.Miscellaneous. Sections 7, 9, 10 and 12 of the Agreement are incorporated by reference into this Amendment, mutatis mutandis.

Section 6.Ratification of Agreement. From and after the date hereof, references in the Agreement to “Agreement” shall mean the Agreement as amended by this Amendment. Except as expressly amended by this Amendment, the Agreement (prior to giving effect to this Amendment) shall remain in full force and effect.

Section 7.Form 8-K. No later than November 27, 2019, Mallinckrodt Parent shall disclose on Form 8-K all material terms of this Amendment. Following the filing of such Form 8-K, Mallinckrodt Parent shall have disclosed all material, non-public information regarding the Mallinckrodt Group (if any) provided or made available to the Noteholder Parties or their Representatives (as defined in the Confidentiality Agreement) by Mallinckrodt Parent or any of its Representatives in connection with the transactions contemplated by this Amendment or otherwise on or prior to the date hereof. Notwithstanding anything contained in this Amendment to the contrary and without implication that the contrary would otherwise be true, after giving effect to such filing, Mallinckrodt Parent expressly acknowledges and agrees that the Noteholder Parties and their affiliates shall not have any duty of trust or confidence with respect to, or a duty not to trade on the basis of, any information regarding the Mallinckrodt Group provided (i) on or prior to the date of such filing in connection with the transactions contemplated by this Amendment or otherwise or (ii) in violation of the last sentence of Section 4(g) of the Agreement, in each case to the Noteholder Parties or their Representatives by Mallinckrodt Parent, the Issuers or any of their respective Representatives.
[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date first above set forth.

MALLINCKRODT INTERNATIONAL FINANCE S.A.
By:
Name:
Title:

MALLINCKRODT CB LLC
By:
Name:
Title:

MALLINCKRODT PLC (for purposes of Section 4(d) and Section 7 only)
By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above set forth.

NOTEHOLDER PARTIES
DEERFIELD PARTNERS, L.P.
By: Deerfield Mgmt, L.P., General Partner
By: J.E. Flynn Capital, LLC, General Partner

By: _______________________________
Name:
Title:

DEERFIELD SPECIAL SITUATIONS FUND, L.P.
By: Deerfield Mgmt, L.P., General Partner
By: J.E. Flynn Capital, LLC, General Partner

By: _______________________________
Name:
Title:

DEERFIELD PRIVATE DESIGN FUND IV, L.P.
 By: Deerfield Mgmt IV, L.P., General Partner
By: J.E. Flynn Capital IV, LLC, General Partner
By: _______________________________
Name:
Title: